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                   AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                            A.G. SEPARATE ACCOUNT A
                                ELITEPLUS BONUS

                         Supplement issued July 7, 1999
                      To the Prospectus dated May 1, 1999

American General Annuity Insurance Company (the "Company") filed an application with the Securities and Exchange Commission (the "Commission") today requesting an order allowing the Company to replace the shares of the A.G. Series Trust series included as variable account options in ElitePlus Bonus with shares of comparable series of American General Series Portfolio Company ("AGSPC"), OCC Accumulation Trust ("OCCAT") and Van Kampen Life Investment Trust ("LIT"). The proposed substitutions are:

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REPLACED SERIES OF THE TRUST                                             SUBSTITUTE SERIES
----------------------------                                             -----------------
American General U.S. Government Securities Portfolio              AGSPC Government Securities Fund
Credit Suisse Growth and Income Portfolio                          AGSPC Growth & Income Fund
Credit Suisse International Equity Portfolio                       AGSPC International Equities Fund
Elite Value Portfolio                                              OCCAT Managed Portfolio
State Street Global Advisors Growth Equity Portfolio               AGSPC  Stock Index Fund
State Street Global Advisors Money Market Portfolio                AGSPC Money Market Fund
Van Kampen Emerging Growth Portfolio                               LIT Emerging Growth Portfolio
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

The investment objectives, practices and restrictions of the AGSPC funds, OCCAT Managed Portfolio, and LIT Emerging Growth Portfolio are substantially similar to those of the A.G. Series Trust portfolio they will be replacing.
Information about the funds to be substituted is contained in their current prospectuses, which may be obtained by calling 1-800-424-4990.

The Company believes that the proposed substitutions are in the best interest of contract holders, because the replacement funds are substantially larger and, therefore, tend to have lower expense ratios. The Company has been holding down A.G. Series Trust's expense ratios through expense waivers and reimbursements, but it does not intend to do so indefinitely. The substitutions will not cause contract holders or their beneficiaries any adverse tax consequences.

The Company expects to complete the substitutions before December 1999. Completion of the substitutions is conditioned upon obtaining the approval of the Commission and state insurance authorities. The Company will effect the substitutions by simultaneously placing an order to redeem the shares of the A.G. Series Trust series and an order to purchase shares of the respective AGSPC, OCCAT or LIT series. The Company will bear all expenses directly attributable to the substitutions. Contract holders will not incur any charges or fees in connection with the substitutions.

Before and after the substitutions, contract holders may continue to transfer among the variable and fixed-account options as described in the prospectus. Additionally, the limitations on transfers from the variable account options and non-DCA fixed account options will be waived up until and for one month following the substitutions. The Company will send affected contractholders a notice of the completion of the substitutions shortly following their completion.